UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 01403)

Exact name of registrant as specified in charter:	Putnam Global Equity Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: October 31, 2010

Date of reporting period: November 1, 2009 — April 30, 2010

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PEQUX

Putnam Global Equity Fund

Semiannual report 4|30|10

A world of investing.™

Putnam Investments

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Global Equity
Fund

Semiannual report
4 | 30 | 10

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	10
Your fund’s expenses	12
Terms and definitions	14
Other information for shareholders	15
Financial statements	16
Shareholder meeting results	39

Message from the Trustees

Dear Fellow Shareholder:

Volatility returned to global equity markets this spring. This change was to be expected after the remarkable advances of the past year, but the headlines from Europe added fuel.

If 2009 can be characterized as a rebound from the liquidity crisis, the investment environment for 2010 is shaping up to be somewhat more difficult, one that requires analysis, insight, innovation, and expertise.

These attributes form the very core of Putnam’s analytic, active-management approach, which seeks to weather short-term periods of market dislocation, while preparing for the expected return of a more positive investing environment. With volatility rising in fixed-income markets, bond investors should benefit from active management as well.

We would like to thank all shareholders who took the time to vote by proxy on a number of issues, including shareholder-friendly management fee changes, which went into effect earlier this year. We would also like to welcome new shareholders to the fund, and thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking the benefits of investing in stocks around the world

Just as free trade has opened the U.S. economy to world imports in recent years, the world has also opened to U.S. investors. Putnam Global Equity Fund targets solid companies throughout the world to offer investors a globally diversified stock portfolio.

With a global mandate, the fund invests across developed markets such as the United States, the European Union, and Japan. It also invests a portion of its assets in emerging markets. Though they have greater risk of volatility and illiquid securities, markets such as Brazil, Russia, India, and China may offer more robust economic growth.

The fund’s portfolio manager selects portfolio holdings from thousands of stocks worldwide, with a strategy that seeks quality companies without a bias toward either growth- or value-style stocks. The manager seeks to buy the stocks of these companies when they are priced below what he determines to be their true worth.

While the fund typically favors large, blue-chip companies, it can also invest in midsize and small companies. Although the stocks of smaller companies can be more volatile, they may offer stronger growth potential as well.

The fund has the flexibility to invest in top global competitors wherever they are based. To gather information about this wide variety of companies and markets, the manager draws on in-house research by Putnam analysts based in Boston, London, and Singapore.

While investing in companies that operate under different economic and political systems involves risk, the fund may let your money grow when there is a downturn in the U.S. economy. That may be because international economies, which can follow a different business cycle, might be growing while the U.S. economy is sluggish.

In addition, investing in securities denominated in foreign currencies provides another type of diversification. While the euro, the yen, and other currencies fluctuate in value, the fund can benefit when these currencies strengthen against the U.S. dollar. The manager diligently monitors risk, seeking to sell fund holdings and to hedge currencies that may offer more risk than reward.

Since 1994, the fund has offered investors the opportunity to benefit from the investment potential of diverse companies around the world.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments have greater price fluctuations. The use of derivatives involves special risks and may result in losses. Value investing seeks underpriced stocks, which may fail to rebound.

Stock selection stresses
fundamental analysis

In selecting holdings for the fund, the portfolio manager looks for stocks that have multiple sources of strength working in their favor. To consider a wide range of possible strengths, he uses a disciplined research process that stresses fundamental analysis. The process has three stages:

Screening: With support from a team of stock analysts, the manager screens companies around the world to focus on 100–200 stocks that he wants to consider buying for the portfolio.

Analysis: To determine which stocks to favor and which to reject, the manager and analysts meet with company managements and their competitors, customers, and suppliers.

Portfolio construction: The manager regularly reviews and monitors the fund’s holdings, seeking to build and maintain a portfolio that offers a balance of return and risk.

Developments that have expanded opportunities
for global investing

Performance
snapshot

Annualized total return (%) comparison as of 4/30/10

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–11 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

Interview with your
fund’s portfolio manager

Shigeki Makino

Shigeki, when we spoke last, the fund had
just finished a strong fiscal year. Now, at the
mid-year point, how did the fund perform
for the past six months?

I am happy to report that the fund continued to have strong results. For the six months ending April 30, 2010, Putnam Global Equity Fund’s class A shares delivered a 9.81% return. The fund outperformed both its benchmark, the MSCI World Index, which returned 9.40%, and its Lipper peer group, Global Large-Cap Core Funds, which advanced on average 9.54%. The performance can be attributed to two factors: our success with fundamental stock selection and the portfolio’s tilt toward sectors that perform well in an economic recovery.

What was the environment like for global
investing during the period?

Because of the stark differences in stock markets and economies around the world, it was a challenging six months. While regions such as North America, China, and Australia were recovering strongly, the European Union (EU) struggled under growing sovereign debt problems in Greece, Portugal, Spain, Italy, and Ireland. Over the course of the six-month period, the sovereign debt crisis along the periphery of the eurozone worsened considerably. Just as the subprime debt crisis in the United States sparked a contagion that spread around the world in 2008, EU sovereign debt problems began to infect global markets.

What is your interpretation of what has
happened with sovereign debt in the
eurozone during the past several months?

Within the 16-nation eurozone, you have one currency and the European Central Bank, so there is no independent monetary policy for

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/10. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 14.

each individual country. This has created challenges because you have different countries with widely varying levels of productivity, competitiveness, and debt. While other countries might depreciate their currencies or simply print more money to address imbalances, those options aren’t available with individual eurozone countries.

Given the environment, how did you
position the fund to outperform its
benchmark and peers?

First, let me provide some background on the fund’s strategy. I manage the portfolio using a combination of quantitative analysis and fundamental stock selection. The quantitative process is more numerically driven and the fundamental analysis is based on Putnam analysts’ evaluation of companies all over the globe. It is up to me to assimilate this information and assemble a portfolio. The portfolio may appear more value-oriented at times and more growth-oriented at other times. We invest mostly in large-cap stocks. Just over 53% of the portfolio is invested in North American securities, with 26% in Europe, 10% in Japan, and the remaining 11% in China and elsewhere.

During the past six months, our quantitative analysis did not help performance as much as our fundamental stock selection. In addition, as I mentioned, the fund benefited from its pro-cyclical tilt. We were overweight consumer durables, airlines, industrials, and materials, while having less exposure to sectors like telecommunications, utilities, and consumer staples.

Let’s talk about some holdings that
helped performance?

Ashland, an out-of-benchmark holding, helped. It was a quantitatively driven idea for the portfolio. Ashland is a global specialty chemicals company whose biggest business is its Valvoline automotive lubricants line that includes motor oil and transmission fluid. Ashland’s business is quite cyclical and benefited as industrial production picked up during the period. Many investors believed that rising oil prices would hurt this stock, but the impact

Global composition as of 4/30/10

The top 10 country allocations represent 88.4% of the fund’s portfolio market value. The remaining balance of the fund’s portfolio is invested in 12 other countries. Data excludes short-term investments held as collateral for loaned securities and investments held as collateral for certain derivative instruments. Data also excludes exposure to some countries achieved through various derivative instruments. Weightings will vary over time.

“The performance can be attributed
to our success with fundamental
stock selection and the portfolio's tilt
toward sectors that perform well in an
economic recovery.”

Shigeki Makino

was not as negative as feared. Its cash cow — the Valvoline product line — also helped the stock’s performance.

An overweight to Qwest Communications, a U.S. telecommunications provider, also contributed. When we acquired it, Qwest was an exceedingly cheap stock, but there were many head winds for the company that started to ease during the past six months. During the period, there were fewer “line losses” — people cancelling their landline phones and opting to use mobile phones — than some investors expected. As the economy improved, Qwest’s business, or “enterprise,” customer base also grew. At the end of the period, the company merged with CenturyLink, another U.S. telecom. I have since sold the stock from the portfolio on the belief that the stock had performed well and the merger would dilute any further upside potential.

Domtar, based in Canada, is an out-of-benchmark holding in the paper industry that contributed to performance. The company is a large producer of uncoated free sheet paper, which you find in many office printers. The paper industry is in a long-term, secular decline. But as we have found during this recovery, the perception of the rate of decline in a company or industry is sometimes greater than the reality. Domtar’s shares dropped significantly in 2008 and 2009. I felt the stock was oversold, and it was. Domtar also produces its own paper pulp — and has more than it needs, while elsewhere in the world, pulp supplies are quite tight. China, for example, is a big consumer and is net short pulp. An earthquake in Chile and bad weather in the United States has also hurt global pulp production. As a result, pulp prices rose,

Top 10 holdings

HOLDING (percentage of fund’s net assets)	COUNTRY	SECTOR/INDUSTRY

Microsoft Corp. (3.7%)	United States	Technology/Software
Royal Dutch Shell PLC Class A (3.4%)	United Kingdom	Energy/Oil and gas
Wells Fargo & Co. (3.4%)	United States	Financials/Banking
Pfizer, Inc. (2.7%)	United States	Health care/Pharmaceuticals
Aisin Seiki Co., Ltd. (2.6%)	Japan	Capital goods/Trucks and parts
Mitsubishi Electric Corp. (2.5%)	Japan	Capital goods/Electrical equipment
Coach, Inc. (2.5%)	United States	Consumer cyclicals/Retail
Ashland, Inc. (2.5%)	United States	Basic materials/Chemicals
StatoilHydro ASA (2.4%)	Norway	Energy/Oil and gas
Zurich Financial Services AG (2.4%)	Switzerland	Financials/Insurance

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 4/30/10. Short-term holdings are excluded. Holdings will vary over time.

Domtar and its pulp business benefited, and the stock appreciated.

What were some holdings that
hurt performance?

An overweight to the National Bank of Greece was the top detractor for the period. As Greece’s sovereign debt crisis worsened, the bank was finding it difficult to secure funding, and the bank and the country were starting to lose deposits. Once the stock took an initial hit back in November, I was hesitant to sell. I felt there was more risk in the Spanish and Portuguese banks, so I sold those instead. Since then, however, I have significantly reduced the fund’s holdings in the National Bank of Greece.

Goldman Sachs, another overweight, also hurt performance. The portfolio had held a great deal of Goldman stock, and it had performed very well during most of the period. The Securities and Exchange Commission [SEC] criminal investigations that were launched in April came as a surprise and hurt the stock. It’s a fairly risky stock to own right now, and in order to recalibrate the risk and return, the portfolio has since sold some of the stock. Still, it remains a significant holding in the portfolio, and I believe in the fundamental value of the the company.

The fund was overweight AXA, a French insurance company, and this also detracted. The company’s equity business was very good, but its exposure to sovereign debt in the eurozone hurt the stock. Still, it is a solid, well-run company, and I believe in the stock’s long-term potential.

What is your outlook for the
global economy?

I maintain a fairly positive outlook on the global stock market and the economy. Even today, many economies and markets around the world remain depressed relative to what is normal. In the developed world, capital spending and operating expenses by companies are quite depressed. As a result, as economic growth improves, we are seeing a significant growth in earnings. In my estimation, global stock markets still have room to grow. While the sovereign debt issue in the EU certainly has weighed on markets during the past six months, I believe the nearly $1 trillion bailout passed by the EU and

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

the International Monetary Fund after the end of the period should help considerably. Now that the sovereign debt issue is being dealt with, the recovery in the eurozone may accelerate. Over the next several months, it is my belief that the North American economy will become much stronger, and Europe will show increasing signs of a recovery. Still, the recovery in Europe faces head winds — notably, the lack of political union when it comes to implementing fiscal responsibility.

Thank you, Shigeki, for your time and
insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Shigeki Makino is Head of Global Equity at Putnam. He has an M.B.A. from The University of Chicago Booth School of Business and a B.S. from the University of Illinois. Shigeki joined Putnam in 2000 and has been in the investment industry since 1989.

IN THE NEWS

In early May, European leaders crafted a substantial bailout package for Greece and other beleaguered eurozone nations. The nearly $1 trillion from the International Monetary Fund and European Union is aimed at easing the debt loads for several nations, most notably Greece. The shock waves from Europe’s debt crisis have rattled markets worldwide. Today, Greece’s debt equals about 115% of its gross domestic product. How did Greece become so indebted? The creation of the 16-country eurozone caused the rates for government borrowing across Europe to begin moving in tandem. In the days of the economic boom, investors were willing to lend to Greece, but this caused wage inflation. The cost of production in Greece rose much faster than Greek productivity. The country’s standing in world markets weakened as imports rose, exports declined, and the deficit ballooned.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2010, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(7/1/94)		(7/1/94)		(2/1/99)		(7/3/95)		(1/21/03)	(9/23/02)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	7.55%	7.15%	6.81%	6.81%	6.80%	6.80%	7.08%	6.83%	7.29%	7.68%

10 years	–9.96	–15.12	–16.39	–16.39	–16.33	–16.33	–14.23	–17.21	–12.10	–8.22
Annual average	–1.04	–1.63	–1.77	–1.77	–1.77	–1.77	–1.52	–1.87	–1.28	–0.85

5 years	11.10	4.65	7.03	5.03	7.04	7.04	8.35	4.62	9.73	12.59
Annual average	2.13	0.91	1.37	0.99	1.37	1.37	1.62	0.91	1.87	2.40

3 years	–26.54	–30.76	–28.16	–30.23	–28.18	–28.18	–27.63	–30.16	–27.12	–25.91
Annual average	–9.77	–11.53	–10.44	–11.31	–10.45	–10.45	–10.22	–11.28	–10.01	–9.51

1 year	39.78	31.81	38.83	33.83	38.68	37.68	39.01	34.23	39.40	40.22

6 months	9.81	3.44	9.57	4.57	9.44	8.44	9.61	5.79	9.71	10.15

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

Performance benefited from the receipt of a Tyco International, Ltd. class action settlement pertaining to investments made prior to 2003.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Comparative index returns For periods ended 4/30/10

		Lipper Global Large-Cap Core Funds
	MSCI World Index	category average*

Annual average (life of fund)	6.00%	6.53%

10 years	4.15	10.75
Annual average	0.41	0.85

5 years	17.91	23.64
Annual average	3.35	4.26

3 years	–18.92	–15.16
Annual average	–6.75	–5.43

1 year	37.02	37.73

6 months	9.40	9.54

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 4/30/10, there were 105, 102, 90, 74, 39, and 17 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 4/30/10

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.215		$0.155	$0.162	$0.180		$0.199	$0.233

Capital gains	—		—	—	—		—	—

Total	$0.215		$0.155	$0.162	$0.180		$0.199	$0.233

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

10/31/09	$7.79	$8.27	$7.02	$7.40	$7.47	$7.74	$7.70	$8.02

4/30/10	8.33	8.84	7.53	7.93	8.00	8.29	8.24	8.59

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter

Total return for periods ended 3/31/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(7/1/94)		(7/1/94)		(2/1/99)		(7/3/95)		(1/21/03)	(9/23/02)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	7.57%	7.17%	6.83%	6.83%	6.82%	6.82%	7.10%	6.85%	7.31%	7.69%

10 years	–17.28	–22.05	–23.25	–23.25	–23.20	–23.20	–21.22	–23.97	–19.26	–15.78
Annual average	–1.88	–2.46	–2.61	–2.61	–2.61	–2.61	–2.36	–2.70	–2.12	–1.70

5 years	7.91	1.69	3.81	1.83	3.84	3.84	5.27	1.61	6.56	9.19
Annual average	1.53	0.34	0.75	0.36	0.76	0.76	1.03	0.32	1.28	1.77

3 years	–22.65	–27.08	–24.41	–26.58	–24.43	–24.43	–23.80	–26.48	–23.24	–22.06
Annual average	–8.20	–9.99	–8.91	–9.79	–8.91	–8.91	–8.66	–9.75	–8.44	–7.97

1 year	51.85	43.19	50.71	45.71	50.72	49.72	50.97	45.58	51.29	52.04

6 months	5.49	–0.54	4.94	–0.06	5.05	4.05	5.11	1.46	5.21	5.55

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 10/31/09*	1.42%	2.17%	2.17%	1.92%	1.67%	1.17%

Annualized expense ratio for the six-month period
ended 4/30/10	1.44%	2.19%	2.19%	1.94%	1.69%	1.19%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects projected expenses under a new management contract effective 1/1/10 and a new expense arrangement, which gives effect to changes in the fund’s investor servicing contract.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Global Equity Fund from November 1, 2009, to April 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.49	$11.38	$11.37	$10.08	$8.79	$6.20

Ending value (after expenses)	$1,098.10	$1,095.70	$1,094.40	$1,096.10	$1,097.10	$1,101.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2010, use the following calculation method. To find the value of your investment on November 1, 2009, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.20	$10.94	$10.94	$9.69	$8.45	$5.96

Ending value (after expenses)	$1,017.65	$1,013.93	$1,013.93	$1,015.17	$1,016.41	$1,018.89

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Morgan Stanley Capital International (MSCI) World Index is an unmanaged index of equity securities from developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery
of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee
fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2010, Putnam employees had approximately $347,000,000 and the Trustees had approximately $49,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 4/30/10 (Unaudited)

COMMON STOCKS (97.4%)*	Shares	Value

Aerospace and defense (2.4%)
L-3 Communications Holdings, Inc.	239,900	$22,447,443

		22,447,443
Agriculture (0.3%)
Wilmar International, Ltd. (Singapore)	526,000	2,638,899

		2,638,899
Airlines (1.4%)
Singapore Airlines, Ltd. (Singapore)	1,182,000	12,978,373

		12,978,373
Banking (7.4%)
Banco Bilbao Vizcaya Argentaria SA (BBVA) (Spain)	278,340	3,642,265

Banco Santander Central Hispano SA (Spain) S	621,352	7,801,381

Bank of China Ltd. (China)	14,096,000	7,252,111

Bond Street Holdings, LLC Class A F †	138,315	2,835,458

DBS Group Holdings, Ltd. (Singapore)	336,000	3,724,117

National Bank of Greece SA (Greece) †	147,077	2,407,248

State Street Corp.	231,600	10,074,600

Wells Fargo & Co.	954,168	31,592,502

		69,329,682
Basic materials (0.6%)
Sumitomo Metal Mining Co., Ltd. (Japan)	385,000	5,707,430

		5,707,430
Biotechnology (0.8%)
Amgen, Inc. †	137,597	7,892,564

		7,892,564
Cable television (2.2%)
Comcast Corp. Class A	253,700	5,008,038

Kabel Deutschland GmbH 144A (Germany) †	161,736	5,121,901

Time Warner Cable, Inc.	193,711	10,896,244

		21,026,183
Chemicals (4.6%)
Ashland, Inc.	388,900	23,162,884

BASF SE (Germany) S	67,499	3,944,177

Brenntag AG (Germany) †	40,644	2,952,817

Cabot Corp.	259,200	8,434,368

Lanxess AG (Germany)	112,064	5,314,088

		43,808,334
Communications equipment (0.4%)
Research in Motion, Ltd. (Canada) †	56,100	3,995,318

		3,995,318
Computers (1.5%)
Western Digital Corp. †	355,400	14,603,386

		14,603,386
Conglomerates (2.1%)
Mitsui & Co., Ltd. (Japan)	967,600	14,605,740

Grupo Comercial Chedraui SA de CV (Mexico) †	438,833	1,283,539

Vivendi SA (France) S	130,998	3,445,618

		19,334,897
Consumer services (0.5%)
Avis Budget Group, Inc. †	308,422	4,663,341

		4,663,341
Electrical equipment (2.5%)
Mitsubishi Electric Corp. (Japan) †	2,683,000	23,961,407

		23,961,407

COMMON STOCKS (97.4%)* cont.	Shares	Value

Electronics (5.7%)
AU Optronics Corp. (Taiwan)	11,352,000	$13,206,265

Garmin, Ltd. S	195,800	7,319,004

Intel Corp.	134,319	3,066,503

Media Tek, Inc. (Taiwan)	427,000	7,185,718

Quanta Computer, Inc. (Taiwan)	1,008,000	1,889,281

Texas Instruments, Inc. S	817,900	21,273,579

		53,940,350
Energy (oil field) (0.5%)
Noble Corp. (Switzerland) †	118,900	4,695,361

		4,695,361
Engineering and construction (0.4%)
Aveng, Ltd. (South Africa)	822,109	4,143,792

		4,143,792
Financials (0.3%)
AerCap Holdings NV (Netherlands) †	233,516	3,222,521

		3,222,521
Food (1.5%)
Corn Products International, Inc.	113,900	4,100,400

Del Monte Foods Co. S	122,800	1,834,632

Metro, Inc. (Canada)	191,800	8,471,198

		14,406,230
Forest products and packaging (2.1%)
Domtar Corp. (Canada) †	138,900	9,839,676

International Paper Co.	361,800	9,674,532

		19,514,208
Gaming and lottery (0.9%)
Greek Organization of Football Prognostics (OPAP)
SA (Greece)	396,912	8,060,649

		8,060,649
Health-care services (1.1%)
UnitedHealth Group, Inc.	349,700	10,599,407

		10,599,407
Homebuilding (0.3%)
Daito Trust Construction Co., Ltd. (Japan)	55,700	2,983,185

		2,983,185
Insurance (5.4%)
Allied World Assurance Company Holdings, Ltd. (Bermuda)	220,000	9,585,400

Aspen Insurance Holdings, Ltd. (Bermuda)	127,900	3,450,742

AXA SA (France) S	547,142	10,868,569

Dai-ichi Mutual Life Insurance Co. Ltd. (The) 144A (Japan) †	2,471	4,223,594

Zurich Financial Services AG (Switzerland)	101,189	22,553,247

		50,681,552
Investment banking/Brokerage (2.5%)
Deutsche Bank AG (Germany)	77,328	5,340,594

Goldman Sachs Group, Inc. (The)	125,500	18,222,600

		23,563,194
Machinery (1.7%)
Kone OYJ Class B (Finland)	143,394	6,330,761

Schindler Holding AG (Switzerland)	108,050	9,496,415

		15,827,176
Manufacturing (0.3%)
Oshkosh Corp. †	67,800	2,618,436

		2,618,436

COMMON STOCKS (97.4%)* cont.	Shares	Value

Metals (3.1%)
BHP Billiton, Ltd. (Australia)	52,917	$1,931,727

Eurasian Natural Resources Corp. (United Kingdom)	344,865	6,408,499

Freeport-McMoRan Copper & Gold, Inc. Class B S	102,400	7,734,272

Quadra Mining, Ltd. (Canada) †	341,200	5,175,392

Rio Tinto PLC (United Kingdom)	165,307	8,325,457

		29,575,347
Natural gas utilities (0.3%)
UGI Corp.	91,300	2,509,837

		2,509,837
Oil and gas (10.8%)
BP PLC (United Kingdom)	606,592	5,275,935

Gazprom (Russia) †	902,466	5,252,352

Oil States International, Inc. † S	244,400	11,806,964

OMV AG (Austria)	389,369	14,004,718

Petroleo Brasileiro SA ADR (Brazil)	65,500	2,779,165

Repsol YPF SA (Spain)	111,915	2,625,136

Royal Dutch Shell PLC Class A (United Kingdom)	1,024,139	32,119,295

StatoilHydro ASA (Norway)	951,850	22,984,391

Surgutneftegaz ADR (Russia)	483,303	4,611,552

		101,459,508
Pharmaceuticals (8.3%)
Astellas Pharma, Inc. (Japan)	100,600	3,531,848

AstraZeneca PLC (United Kingdom)	152,686	6,740,187

Eli Lilly & Co. S	441,300	15,432,261

Forest Laboratories, Inc. † S	81,900	2,232,594

Johnson & Johnson	181,600	11,676,880

Pfizer, Inc.	1,500,063	25,081,053

Roche Holding AG (Switzerland)	85,353	13,475,678

		78,170,501
Publishing (2.6%)
R. R. Donnelley & Sons Co. S	1,020,800	21,936,992

Yellow Pages Income Fund (Unit) (Canada) S	315,600	2,114,141

		24,051,133
Real estate (0.6%)
HRPT Properties Trust R	710,643	5,571,441

		5,571,441
Regional Bells (0.4%)
Verizon Communications, Inc.	141,500	4,087,935

		4,087,935
Retail (5.5%)
Aeropostale, Inc. †	61,200	1,777,248

Alimentation Couche Tard, Inc. Class B (Canada)	24,829	462,827

Amazon.com, Inc. † S	20,429	2,799,999

Coach, Inc. S	572,941	23,920,287

Kingfisher PLC (United Kingdom) D	992,948	3,792,068

Koninklijke Ahold NV (Netherlands) S	1,422,253	19,514,908

		52,267,337
Semiconductor (1.1%)
Macronix International (Taiwan)	15,321,159	10,142,536

		10,142,536

COMMON STOCKS (97.4%)* cont.	Shares	Value

Software (3.9%)
Longtop Financial Technologies Ltd. ADR (China) †	68,000	$2,339,880

Microsoft Corp.	1,129,749	34,502,534

		36,842,414
Technology services (3.8%)
Baidu, Inc. ADR (China) †	13,470	9,284,871

Computer Sciences Corp. †	75,700	3,965,923

Ingram Micro, Inc. Class A †	1,239,100	22,502,056

		35,752,850
Telecommunications (0.5%)
Telecity Group PLC (United Kingdom) †	779,952	4,860,945

		4,860,945
Telephone (1.6%)
Nippon Telegraph & Telephone (NTT) Corp. (Japan)	369,700	15,012,106

		15,012,106
Tobacco (2.2%)
Philip Morris International, Inc.	417,500	20,490,900

		20,490,900
Transportation services (0.7%)
Landstar Systems, Inc.	43,000	1,901,460

TNT NV (Netherlands)	159,305	4,887,140

		6,788,600
Trucks and parts (2.6%)
Aisin Seiki Co., Ltd. (Japan)	806,300	24,292,291

		24,292,291
Total common stocks (cost $898,739,392)		$918,518,999

SENIOR LOANS (0.8%)* [c]	Principal amount	Value

Visteon Corp. bank term loan FRN Ser. B, 5 1/4s, 2013	$6,700,000	$7,252,750

Total senior loans (cost $7,202,500)		$7,252,750

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value

U.S. Treasury Notes 2 3/4s, February 15, 2019 [i]	$53,000	$50,242

U.S. Treasury Notes 7/8s, January 31, 2011 [i]	71,000	71,428

Total U.S. Treasury obligations (cost $121,670)		$121,670

SHORT-TERM INVESTMENTS (17.8%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund [e]	32,849,803	$32,849,803

Short-term investments held as collateral for loaned
securities with yields ranging from 0.10% to 0.28% and due
dates ranging from May 3, 2010 to June 21, 2010 [d]	$134,466,806	134,454,580

U.S. Treasury Bills for effective yields ranging from 0.25%
to 0.29%, December 16, 2010 ##	452,000	451,229

U.S. Treasury Bills for effective yields ranging from 0.36%
to 0.39%, November 18, 2010 ##	482,000	480,932

Total short-term investments (cost $168,236,607)		$168,236,544

TOTAL INVESTMENTS

Total investments (cost $1,074,300,169)		$1,094,129,963

Key to holding’s abbreviations
ADR	American Depository Receipts
FRN	Floating Rate Notes

Notes to the fund’s portfolio

The notes to the fund’s portfolio are for the reporting period ended April 30, 2010.

* Percentages indicated are based on net assets of $942,716,173.

† Non-income-producing security.

## These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivatives contracts at the close of the reporting period.

Δ Forward commitments, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

d See Note 1 to the financial statements regarding securities lending.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i Securities purchased with cash or securities received, that were pledged to the fund for collateral on certain derivative contracts (Note 1).

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, liquid assets totaling $6,045,527 have been segregated to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

The rates shown on FRN are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period (as a percentage of
Portfolio Value):

United States	50.2%	China	2.0%

Japan	9.8	France	1.5

United Kingdom	7.0	Spain	1.5

Switzerland	5.2	Austria	1.5

Taiwan	3.4	Bermuda	1.4

Canada	3.1	Greece	1.1

Netherlands	2.9	Russia	1.0

Norway	2.4	Finland	0.7

Germany	2.4	Other	0.9

Singapore	2.0	Total	100.0%

FORWARD CURRENCY CONTRACTS TO BUY at 4/30/10 (aggregate face value $157,553,319) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$39,124,687	$38,928,395	5/20/10	$196,292

British Pound	19,467,160	19,459,427	5/20/10	7,733

Canadian Dollar	26,920,871	27,183,496	5/20/10	(262,625)

Danish Krone	3,945,249	3,995,509	5/20/10	(50,260)

Euro	24,878,820	25,222,242	5/20/10	(343,422)

Hong Kong Dollar	5,162,029	5,160,532	5/20/10	1,497

Japanese Yen	22,257,994	22,128,864	5/20/10	129,130

Norwegian Krone	2,236,641	2,222,718	5/20/10	13,923

Swedish Krona	8,128,853	8,226,754	5/20/10	(97,901)

Swiss Franc	4,953,008	5,025,382	5/20/10	(72,374)

Total				$(478,007)

FORWARD CURRENCY CONTRACTS TO SELL at 4/30/10 (aggregate face value $73,286,286) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$2,890,066	$2,876,387	5/20/10	$(13,679)

British Pound	3,554,606	3,546,423	5/20/10	(8,183)

Euro	2,071,694	2,107,813	5/20/10	36,119

Hong Kong Dollar	3,006,128	3,005,399	5/20/10	(729)

Japanese Yen	15,442,247	15,353,739	5/20/10	(88,508)

Norwegian Krone	20,504,975	20,380,730	5/20/10	(124,245)

Singapore Dollar	13,028,273	12,765,586	5/20/10	(262,687)

Swedish Krona	3,575,707	3,619,906	5/20/10	44,199

Swiss Franc	9,490,873	9,630,303	5/20/10	139,430

Total				$(278,283)

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$64,021,124	$37,223,094	$—

Capital goods	25,065,879	68,224,666	—

Communication services	19,992,217	24,994,952	—

Conglomerates	1,283,539	18,051,358	—

Consumer cyclicals	53,011,494	14,835,902	—

Consumer staples	39,560,471	19,514,908	—

Energy	19,281,490	86,873,379	—

Financials	81,719,806	67,813,126	2,835,458

Health care	72,914,759	23,747,713	—

Technology	122,853,054	32,423,800	—

Transportation	1,901,460	17,865,513	—

Utilities and power	2,509,837	—	—

Total common stocks	504,115,130	411,568,411	2,835,458

Senior loans	—	7,252,750	—

U.S. Treasury obligations	—	121,670	—

Short-term investments	32,849,803	135,386,741	—

Totals by level	$536,964,933	$554,329,572	$2,835,458

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts to buy	$—	$(478,007)	$—

Forward currency contracts to sell	—	(278,283)	—

Receivable purchase agreement	—	—	(682,121)

Totals by level	$—	$(756,290)	$(682,121)

At the start and close of the reporting period, Level 3 securities are not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 4/30/10 (Unaudited)

ASSETS

Investment in securities, at value, including $122,883,396 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,041,450,366)	$1,061,280,160
Affiliated issuers (identified cost $32,849,803) (Note 6)	32,849,803

Cash	29,596

Foreign currency (cost $2,281,659) (Note 1)	2,289,014

Dividends, interest and other receivables	2,444,295

Foreign tax reclaim	773,985

Receivable for shares of the fund sold	240,802

Receivable for investments sold	39,391,751

Unrealized appreciation on forward currency contracts (Note 1)	590,818

Total assets	1,139,890,224

LIABILITIES

Payable for investments purchased	54,044,107

Payable for purchases of delayed delivery securities (Notes 1 and 7)	3,813,182

Payable for shares of the fund repurchased	1,008,731

Payable for compensation of Manager (Note 2)	558,700

Payable for investor servicing fees (Note 2)	222,867

Payable for custodian fees (Note 2)	31,746

Payable for Trustee compensation and expenses (Note 2)	422,846

Payable for administrative services (Note 2)	2,946

Payable for distribution fees (Note 2)	236,927

Unrealized depreciation on forward currency contracts (Note 1)	1,347,108

Payable for receivable purchase agreement (Note 2)	682,121

Interest payable (Note 2)	25,313

Collateral on securities loaned, at value (Note 1)	134,454,580

Collateral on certain derivative contracts, at value (Note 1)	121,670

Other accrued expenses	201,207

Total liabilities	197,174,051

Net assets	$942,716,173

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,076,864,718

Undistributed net investment income (Note 1)	3,841,134

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(1,156,379,975)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	18,390,296

Total — Representing net assets applicable to capital shares outstanding	$942,716,173

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($847,574,338 divided by 101,725,015 shares)	$8.33

Offering price per class A share (100/94.25 of $8.33)*	$8.84

Net asset value and offering price per class B share ($42,199,815 divided by 5,605,946 shares)**	$7.53

Net asset value and offering price per class C share ($14,549,249 divided by 1,835,091 shares)**	$7.93

Net asset value and redemption price per class M share ($14,453,778 divided by 1,807,360 shares)	$8.00

Offering price per class M share (100/96.50 of $8.00)*	$8.29

Net asset value, offering price and redemption price per class R share
($1,330,767 divided by 161,433 shares)	$8.24

Net asset value, offering price and redemption price per class Y share
($22,608,226 divided by 2,633,013 shares)	$8.59

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 4/30/10 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $768,613)	$12,444,826

Interest (including interest income of $10,237 from investments in affiliated issuers)
(net of foreign tax of $1,146) (Note 6)	13,448

Securities lending	333,935

Total investment income	12,792,209

EXPENSES

Compensation of Manager (Note 2)	3,390,365

Investor servicing fees (Note 2)	1,755,082

Custodian fees (Note 2)	118,142

Trustee compensation and expenses (Note 2)	35,794

Administrative services (Note 2)	25,277

Distribution fees — Class A (Note 2)	1,053,607

Distribution fees — Class B (Note 2)	230,371

Distribution fees — Class C (Note 2)	73,004

Distribution fees — Class M (Note 2)	54,044

Distribution fees — Class R (Note 2)	3,505

Interest expense (Note 2)	7,789

Other	261,391

Total expenses	7,008,371

Expense reduction (Note 2)	(60,673)

Net expenses	6,947,698

Net investment income	5,844,511

Net realized gain on investments (Notes 1 and 3)	39,288,019

Net realized loss on foreign currency transactions (Note 1)	(982,014)

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(2,450,170)

Net unrealized appreciation of investments and receivable purchase agreement during the period	46,748,243

Net gain on investments	82,604,078

Net increase in net assets resulting from operations	$88,448,589

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 4/30/10*	Year ended 10/31/09

Operations:
Net investment income	$5,844,511	$18,540,132

Net realized gain (loss) on investments
and foreign currency transactions	38,306,005	(287,121,204)

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	44,298,073	410,468,989

Net increase in net assets resulting from operations	88,448,589	141,887,917

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(22,291,693)	(1,224,610)

Class B	(1,008,356)	—

Class C	(307,225)	—

Class M	(331,894)	—

Class R	(38,312)	—

Class Y	(626,801)	(126,090)

Increase in capital from settlement payments	496,703	271,158

Redemption fees (Note 1)	3,823	13,310

Decrease from capital share transactions (Note 4)	(43,410,190)	(180,276,347)

Total increase (decrease) in net assets	20,934,644	(39,454,662)

NET ASSETS

Beginning of period	921,781,529	961,236,191

End of period (including undistributed net investment
income of $3,841,134 and $22,600,904, respectively)	$942,716,173	$921,781,529

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio of net
			Net realized									Ratio	investment
	Net asset value,		and unrealized	Total from	From net				Net asset	Total return at	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss) on	investment	investment	Total	Redemption	Non-recurring	value, end of	net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	investments	operations	income	distributions	fees [b]	reimbursements	period	(%) [c]	(in thousands)	net assets (%) [d]	net assets (%)	turnover (%)

Class A
April 30, 2010 **	$7.79	.05	.71	.76	(.22)	(.22)	—	— [b,e]	$8.33	9.81 *	$847,574	.71 *	.64 *	59.03 *
October 31, 2009	6.55	.15	1.10 [f]	1.25	(.01)	(.01)	—	— [b,g,h]	7.79	19.13 [f]	821,586	1.42 [i]	2.22 [i]	104.61
October 31, 2008	13.13	.13	(6.39)	(6.26)	(.32)	(.32)	—	—	6.55	(48.72)	834,994	1.30 [i]	1.31 [i]	96.13
October 31, 2007	10.64	.11	2.56	2.67	(.18)	(.18)	—	—	13.13	25.36	1,923,100	1.25 [i]	.90 [i]	84.00
October 31, 2006	8.76	.10 [j]	1.86	1.96	(.08)	(.08)	—	—	10.64	22.46	1,666,331	1.23 [i,j]	1.02 [i,j]	87.79
October 31, 2005	7.73	.09 [k]	.96	1.05	(.02)	(.02)	—	—	8.76	13.60 [k]	1,895,204	1.26 [i]	1.01 [i,k]	82.06

Class B
April 30, 2010 **	$7.02	.02	.65	.67	(.16)	(.16)	—	— [b,e]	$7.53	9.57 *	$42,200	1.09 *	.26 *	59.03 *
October 31, 2009	5.94	.09	.99 [f]	1.08	—	—	—	— [b,g,h]	7.02	18.18 [f]	48,621	2.17 [i]	1.52 [i]	104.61
October 31, 2008	11.92	.05	(5.81)	(5.76)	(.22)	(.22)	—	—	5.94	(49.13)	71,660	2.05 [i]	.49 [i]	96.13
October 31, 2007	9.67	.02	2.33	2.35	(.10)	(.10)	—	—	11.92	24.44	255,746	2.00 [i]	.15 [i]	84.00
October 31, 2006	7.96	.02 [j]	1.69	1.71	— [b]	— [b]	—	—	9.67	21.54	296,523	1.98 [i,j]	.24 [i,j]	87.79
October 31, 2005	7.06	.02 [k]	.88	.90	—	—	—	—	7.96	12.75 [k]	353,745	2.01 [i]	.31 [i,k]	82.06

Class C
April 30, 2010 **	$7.40	.02	.67	.69	(.16)	(.16)	—	— [b,e]	$7.93	9.44 *	$14,549	1.09 *	.27 *	59.03 *
October 31, 2009	6.26	.09	1.05 [f]	1.14	—	—	—	— [b,g,h]	7.40	18.21 [f]	14,315	2.17 [i]	1.48 [i]	104.61
October 31, 2008	12.56	.05	(6.11)	(6.06)	(.24)	(.24)	—	—	6.26	(49.08)	15,385	2.05 [i]	.55 [i]	96.13
October 31, 2007	10.19	.02	2.45	2.47	(.10)	(.10)	—	—	12.56	24.44	38,138	2.00 [i]	.15 [i]	84.00
October 31, 2006	8.39	.02[j]	1.79	1.81	(.01)	(.01)	—	—	10.19	21.55	31,684	1.98 [i,j]	.25 [i,j]	87.79
October 31, 2005	7.44	.02 [k]	.93	.95	—	—	—	—	8.39	12.77 [k]	31,135	2.01 [i]	.28 [i,k]	82.06

Class M
April 30, 2010 **	$7.47	.03	.68	.71	(.18)	(.18)	—	— [b,e]	$8.00	9.61 *	$14,454	.96 *	.39 *	59.03 *
October 31, 2009	6.30	.11	1.06 [f]	1.17	—	—	—	— [b,g,h]	7.47	18.57 [f]	14,007	1.92 [i]	1.72 [i]	104.61
October 31, 2008	12.64	.08	(6.16)	(6.08)	(.26)	(.26)	—	—	6.30	(48.99)	14,015	1.80 [i]	.81 [i]	96.13
October 31, 2007	10.25	.05	2.46	2.51	(.12)	(.12)	—	—	12.64	24.75	34,459	1.75 [i]	.40 [i]	84.00
October 31, 2006	8.44	.05 [j]	1.79	1.84	(.03)	(.03)	—	—	10.25	21.84	30,816	1.73 [i,j]	.50 [i,j]	87.79
October 31, 2005	7.47	.04 [k]	.93	.97	—	—	—	—	8.44	12.99 [k]	31,938	1.76 [i]	.52 [i,k]	82.06

Class R
April 30, 2010 **	$7.70	.04	.70	.74	(.20)	(.20)	—	— [b,e]	$8.24	9.71 *	$1,331	.84 *	.51 *	59.03 *
October 31, 2009	6.48	.13	1.09 [f]	1.22	—	—	—	— [b,g,h]	7.70	18.83 [f]	1,484	1.67 [i]	1.94 [i]	104.61
October 31, 2008	13.02	.11	(6.34)	(6.23)	(.31)	(.31)	—	—	6.48	(48.86)	1,195	1.55 [i]	1.08 [i]	96.13
October 31, 2007	10.57	.08	2.54	2.62	(.17)	(.17)	—	—	13.02	25.06	1,266	1.50 [i]	.66 [i]	84.00
October 31, 2006	8.72	.08 [j]	1.84	1.92	(.07)	(.07)	—	—	10.57	22.11	1,144	1.48 [i,j]	.82 [i,j]	87.79
October 31, 2005	7.71	.04 [k]	1.00	1.04	(.03)	(.03)	—	—	8.72	13.48 [k]	271	1.51 [i]	.51 [i,k]	82.06

Class Y
April 30, 2010 **	$8.02	.06	.74	.80	(.23)	(.23)	—	— [b,e]	$8.59	10.15 *	$22,608	.59 *	.76 *	59.03 *
October 31, 2009	6.76	.17	1.13 [f]	1.30	(.04)	(.04)	—	— [b,g,h]	8.02	19.34 [f]	21,769	1.16 [i]	2.51 [i]	104.61
October 31, 2008	13.54	.17	(6.60)	(6.43)	(.35)	(.35)	—	—	6.76	(48.59)	23,986	1.05 [i]	1.59 [i]	96.13
October 31, 2007	10.97	.14	2.63	2.77	(.20)	(.20)	—	—	13.54	25.65	35,250	1.00 [i]	1.16 [i]	84.00
October 31, 2006	9.03	.12 [j]	1.92	2.04	(.10)	(.10)	—	—	10.97	22.75	26,681	.98 [i,j]	1.25 [i,j]	87.79
October 31, 2005	7.97	.11 [k]	.99	1.10	(.04)	(.04)	—	—	9.03	13.85 [k]	24,149	1.01 [i]	1.31 [i,k]	82.06

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

28	29

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Prudential Securities, Inc., which amounted to less than $0.01 per share outstanding on March 30, 2010.

f Reflects a non-recurring litigation payment received by the fund from Tyco International, Ltd. which amounted to $0.06 per class share outstanding on March 13, 2009.

This payment resulted in an increase to total returns of 0.92% for the year ended October 31, 2009.

g Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Bear, Stearns & Co., Inc. and Bear, Stearns Securities Corp. which amounted to less than $0.01 per share outstanding on May 21, 2009.

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C. and Millennium International Management, L.L.C. which amounted to less than $0.01 per share outstanding on June 23, 2009.

i Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to October 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

October 31, 2009	0.12%

October 31, 2008	0.01

October 31, 2007	<0.01

October 31, 2006	<0.01

October 31, 2005	<0.01

j Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.05% of average net assets for the period ended October 31, 2006.

k Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.01	0.07%

Class B	0.01	0.07

Class C	0.01	0.07

Class M	0.01	0.07

Class R	0.01	0.06

Class Y	0.01	0.08

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 4/30/10 (Unaudited)

Note 1: Significant accounting policies

Putnam Global Equity Fund (the fund), is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing primarily in common stocks issued by large and midsize companies worldwide that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes have favorable investment potential.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately six years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within eight years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the period from November 1, 2009 through April 30, 2010 (the reporting period). Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued, June 9, 2010, have been evaluated in the preparation of the financial statements.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment and delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts on forward currency contracts at the close of the reporting period are indicative of the volume of activity during the period.

F) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $938,332 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $529,144.

G) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At the close of the reporting period, the value of securities loaned amounted to $129,806,981. Certain of these securities were sold prior to the close of the reporting period and are included in the Receivable for securities sold on the Statement of assets and liabilities. The fund received cash collateral of $134,454,580 which is pooled with collateral of other Putnam funds into 46 issues of short-term investments.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

At October 31, 2009, the fund had a capital loss carryover of $1,194,485,195 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss Carryover	Expiration

$652,543,262	October 31, 2010

31,494,804	October 31, 2011

224,492,177	October 31, 2016

285,954,952	October 31, 2017

The aggregate identified cost on a tax basis is $1,074,500,953, resulting in gross unrealized appreciation and depreciation of $87,814,718 and $68,185,708, respectively, or net unrealized appreciation of $19,629,010.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

Effective January 1, 2010, the fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.850% of the first $5 billion, 0.800% of the next $5 billion, 0.750% of the next $10 billion, 0.700% of the next $10 billion, 0.650% of the next $50 billion, 0.630% of the next $50 billion, 0.620% of the next $100 billion, and 0.615% thereafter.

In addition, beginning with the fund’s thirteenth complete calendar month of operation under the new management contract, the monthly management fee will consist of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment will be determined based on performance over the thirty-six month period then ended or, if the new management contract has not yet been effective for thirty-six complete calendar months, the period from the date the new management contract became effective to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment will be calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result will be divided by twelve. The resulting dollar amount will be added to, or subtracted from, the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance the MSCI World Index (Net Dividends), each measured over the performance period. The maximum annualized performance adjustment rates are +/-0.15%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment will be determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make payment to the fund.

Prior to January 1, 2010, the fund paid Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee was based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion, 0.53% of the next $5 billion, 0.52% of the next $5 billion, 0.51% of the next $5 billion, 0.50% of the next $5 billion, 0.49% of the next $5 billion, 0.48% of the next $8.5 billion and 0.47% thereafter.

Effective August 1, 2009 through July 31, 2010, Putnam Management has contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

On September 15, 2008, the fund terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (LBSF) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into a receivable purchase agreement (Agreement) with another registered investment company (the Seller) managed by Putnam Management. Under the Agreement, the Seller sold to the fund the right to receive, in the aggregate, $2,194,515 in net payments from LBSF in connection with certain terminated derivatives transactions (the Receivable), in exchange for an initial payment plus (or minus) additional amounts based on the fund’s ultimate realized gain (or loss) with respect to the Receivable. The Receivable offsets against the fund’s net payable to LBSF and is included in the Statement of assets and liabilities in Payable for investments purchased. The fund has accrued interest on the net payable, which is included in the Statement of assets and liabilities in Interest payable. Following the close of the reporting period, the fund paid $682,121 to the Seller in accordance with the terms of the Agreement and the fund paid $935,919, including interest, to LBSF in complete satisfaction of the fund’s obligations under the terminated contracts.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (State Street). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing, subject to certain limitations, based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1,200 under the expense offset arrangements and by $59,473 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $671, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $24,544 and $434 from the sale of class A and class M shares, respectively, and received $18,047 and $60 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $541,322,060 and $603,698,398, respectively. There were no purchases or proceeds from sales of U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized.

Transactions in capital shares were as follows:

	Six months ended 4/30/10		Year ended 10/31/09

Class A	Shares	Amount	Shares	Amount

Shares sold	2,762,937	$22,554,791	6,775,251	$43,752,675

Shares issued in connection with
reinvestment of distributions	2,609,410	20,823,098	188,253	1,142,693

	5,372,347	43,377,889	6,963,504	44,895,368

Shares repurchased	(9,168,913)	(74,731,254)	(28,964,435)	(184,312,975)

Net decrease	(3,796,566)	$(31,353,365)	(22,000,931)	$(139,417,607)

	Six months ended 4/30/10		Year ended 10/31/09

Class B	Shares	Amount	Shares	Amount

Shares sold	205,418	$1,518,924	607,885	$3,526,019

Shares issued in connection with
reinvestment of distributions	135,059	976,479	—	—

	340,477	2,495,403	607,885	3,526,019

Shares repurchased	(1,658,342)	(12,268,120)	(5,745,903)	(33,137,243)

Net decrease	(1,317,865)	$(9,772,717)	(5,138,018)	$(29,611,224)

	Six months ended 4/30/10		Year ended 10/31/09

Class C	Shares	Amount	Shares	Amount

Shares sold	70,856	$551,926	209,176	$1,286,817

Shares issued in connection with
reinvestment of distributions	36,931	281,044	—	—

	107,787	832,970	209,176	1,286,817

Shares repurchased	(208,379)	(1,617,485)	(732,791)	(4,420,223)

Net decrease	(100,592)	$(784,515)	(523,615)	$(3,133,406)

	Six months ended 4/30/10		Year ended 10/31/09

Class M	Shares	Amount	Shares	Amount

Shares sold	38,858	$305,464	100,910	$625,420

Shares issued in connection with
reinvestment of distributions	42,063	322,621	—	—

	80,921	628,085	100,910	625,420

Shares repurchased	(149,553)	(1,170,345)	(449,182)	(2,756,321)

Net decrease	(68,632)	$(542,260)	(348,272)	$(2,130,901)

	Six months ended 4/30/10		Year ended 10/31/09

Class R	Shares	Amount	Shares	Amount

Shares sold	24,142	$194,474	53,828	$344,828

Shares issued in connection with
reinvestment of distributions	4,844	38,264	—	—

	28,986	232,738	53,828	344,828

Shares repurchased	(60,281)	(488,733)	(45,563)	(291,697)

Net increase (decrease)	(31,295)	$(255,995)	8,265	$53,131

	Six months ended 4/30/10		Year ended 10/31/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	90,041	$740,598	422,022	$2,732,027

Shares issued in connection with
reinvestment of distributions	73,759	605,557	20,204	126,070

	163,800	1,346,155	442,226	2,858,097

Shares repurchased	(243,393)	(2,047,493)	(1,277,536)	(8,894,437)

Net decrease	(79,593)	$(701,338)	(835,310)	$(6,036,340)

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of April 30, 2010

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$590,818	Payables	$1,347,108

Total		$590,818		$1,347,108

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$(672,171)	$(672,171)

Total	$(672,171)	$(672,171)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$(2,379,624)	$(2,379,624)

Total	$(2,379,624)	$(2,379,624)

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $10,237 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $224,637,606 and $192,277,053, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Shareholder meeting results (Unaudited)

November 19, 2009 meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Ravi Akhoury	79,337,360	3,937,502

Jameson A. Baxter	79,393,075	3,881,787

Charles B. Curtis	79,358,785	3,916,077

Robert J. Darretta	79,344,078	3,930,784

Myra R. Drucker	79,383,436	3,891,426

John A. Hill	79,409,121	3,865,741

Paul L. Joskow	79,376,697	3,898,165

Elizabeth T. Kennan	79,167,425	4,107,437

Kenneth R. Leibler	79,436,225	3,838,637

Robert E. Patterson	79,387,510	3,887,352

George Putnam, III	79,327,689	3,947,173

Robert L. Reynolds	79,472,983	3,801,879

W. Thomas Stephens	79,442,911	3,831,951

Richard B. Worley	79,430,839	3,844,023

A proposal to approve a new management contract between the fund and Putnam Management with both Fund Family breakpoints and performance fees was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

61,606,232	3,171,075	1,999,634	16,497,921

A proposal to approve a new management contract between the fund and Putnam Management with Fund Family breakpoints only was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

61,562,806	3,148,434	2,065,701	16,497,921

A proposal to approve a new management contract between the fund and Putnam Management with performance fees only was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

61,558,831	3,227,650	1,990,461	16,497,920

All tabulations are rounded to the nearest whole number.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus , or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth
Growth Opportunities Fund
International Growth Fund* **
New Opportunities Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend
Asia Pacific Equity Fund*
Capital Opportunities Fund*
Capital Spectrum Fund‡
Emerging Markets Equity Fund*
Equity Spectrum Fund‡
Europe Equity Fund*
Global Equity Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund

Value
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Value Fund* ††
Mid Cap Value Fund
Small Cap Value Fund*

Income
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Money Market Fund†
U.S. Government Income Trust

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

** Prior to January 1, 2010, the fund was known as Putnam International New Opportunities Fund.

†† Prior to January 1, 2010, the fund was known as Putnam International Growth and Income Fund.

Tax-free income
AMT-Free Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Absolute Return
Absolute Return 100 Fund
Absolute Return 300 Fund
Absolute Return 500 Fund
Absolute Return 700 Fund

Global Sector*
Global Consumer Fund
Global Energy Fund
Global Financials Fund
Global Health Care Fund
Global Industrials Fund
Global Natural Resources Fund
Global Sector Fund
Global Technology Fund
Global Telecommunications Fund
Global Utilities Fund

Asset allocation
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady®

Putnam RetirementReady Funds — 10 investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The 10 funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

‡ A 1% redemption fee on total assets redeemed or exchanged within 30 days of purchase may be imposed for all share classes of these funds.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Putnam’s commitment
to confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Within the Putnam organization, your information is shared with those who need it to service your account or provide you with information about other Putnam products or services. Under certain circumstances, we must also share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. It is also our policy to share account information with your financial advisor, if you've provided us with information about your advisor and that person is listed on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:00 a.m. to 8:00 p.m. Eastern Time.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Myra R. Drucker	Beth S. Mazor
Putnam Investment	Paul L. Joskow	Vice President
Management, LLC	Elizabeth T. Kennan
One Post Office Square	Kenneth R. Leibler	James P. Pappas
Boston, MA 02109	Robert E. Patterson	Vice President
George Putnam, III
Investment Sub-Manager	Robert L. Reynolds	Francis J. McNamara, III
Putnam Investments Limited	W. Thomas Stephens	Vice President and
57–59 St James’s Street	Richard B. Worley	Chief Legal Officer
London, England SW1A 1LD
	Officers	Robert R. Leveille
Investment Sub-Advisor	Robert L. Reynolds	Vice President and
The Putnam Advisory	President	Chief Compliance Officer
Company, LLC
One Post Office Square	Jonathan S. Horwitz	Mark C. Trenchard
Boston, MA 02109	Executive Vice President,	Vice President and BSA
	Principal Executive	Compliance Officer
Marketing Services	Officer, Treasurer and
Putnam Retail Management	Compliance Liaison	Judith Cohen
One Post Office Square		Vice President, Clerk and
Boston, MA 02109	Charles E. Porter	Assistant Treasurer
Senior Advisor to the Trustees
Custodian		Wanda M. McManus
State Street Bank	Steven D. Krichmar	Vice President, Senior Associate
and Trust Company	Vice President and Principal	Treasurer and Assistant Clerk
Financial Officer
Legal Counsel		Nancy E. Florek
Ropes & Gray LLP	Janet C. Smith	Vice President, Assistant Clerk,
	Vice President, Principal	Assistant Treasurer and
Trustees	Accounting Officer and	Proxy Manager
John A. Hill, Chairman	Assistant Treasurer
Jameson A. Baxter,
Vice Chairman	Susan G. Malloy
Ravi Akhoury	Vice President and
Charles B. Curtis	Assistant Treasurer
Robert J. Darretta

This report is for the information of shareholders of Putnam Global Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

SA006 261586 6/10

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed- End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed- End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Global Equity Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: June 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: June 28, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: June 28, 2010